Exhibit 99.2

01 Introduction Confidential and Proprietary

# Disclaimer

This investor presentation (this "Presentation") relates to a proposed business combination (the "Business Combination") between Kensington Capital Acquisition Corp. VI ("KCAC" or "Kensington") and Nth Cycle, Inc. ("Nth Cycle" or the "Company"). This Presentation does not contain all the information that should be considered with respect to the proposed Business Combination or any accompanying financing transaction. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. None of KCAC, the Company or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of KCAC, the Company, or any of their respective affiliates.

Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or KCAC's or the Company's future financial or operating performance. For example, statements regarding addressable market opportunities, the Company's expectations regarding revenue models, commercial scaling and government funding opportunities, the ultimate size of the PIPE transaction, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by KCAC and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) changes in applicable laws or regulations; (ii) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (iii) the Company's estimates of capital expenditures and profitability for its facilities; (iv) the evolution of the markets in which the Company competes; (v) the ability of the Company to defend its intellectual property; (vi) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (vii) the risk that the Company experiences difficulties in managing its growth and expanding operations; (viii) the risk that government funding opportunities do not materialize for the company in anticipated timeframes, in requested amounts, or at all; (ix) other risks and uncertainties set forth in the portion of the annex to this Presentation entitled "Risk Factors".

If any of these risks materialize or if the Company's assumptions prove incorrect, actual results could differ materially from the results implied by these forward- looking statements. There may be additional risks that are not presently known to the Company or KCAC or that the Company or KCAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company's and KCAC's expectations, plans or forecasts of future events and views as of the date of this Presentation. Forward-looking statements speak only as of the date they are made, and the Company and KCAC undertake no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as the result of new information, future events or otherwise, except as required by law. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Any financial information or data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S-X. Any such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by KCAC relating to the proposed Business Combination and the proxy statement/prospectus contained therein.

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither KCAC nor the Company has independently verified the accuracy or completeness of any such third-party information. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Business Combination. The recipient should make its own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as it deems necessary. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but KCAC and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Neither KCAC nor the Company is under any obligation, and expressly disclaims any duty, to update any statement made in this Presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

Copyright ©2026 Nth Cycle

02 Introduction Confidential and Proprietary

# Disclaimer

Continued

**Important Information for Investors and Shareholders**
The Business Combination will be submitted to shareholders of Kensington for their consideration. In connection with the Business Combination, Kensington intends to file a Registration Statement with the SEC (the "Registration Statement"), which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to shareholders of Kensington in connection with its solicitation for proxies for the vote by its shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to securityholders of Kensington and securityholders of Nth Cycle in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Kensington will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Kensington will send to its shareholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of Kensington as of a record date to be established for voting on the Business Combination. Shareholders of Kensington will also be able to obtain copies of the proxy statement/prospectus without charge, once available, by directing a request to: Kensington Capital Acquisition Corp. VI, 1400 Old Country Road, Suite 301, Westbury, NY 11590.

**Participants in the Solicitation**
Kensington and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Kensington's shareholders with respect to the Business Combination. Information about the directors and executive officers of Kensington is set forth in its Registration Statement on Form S-1, as amended. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement and other relevant materials to be filed with the SEC regarding the Business Combination and related transactions when they become available. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Nth Cycle, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Kensington's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Copyright ©2026 Nth Cycle

03 Introduction Confidential and Proprietary

# Transaction Overview

## Nth Cycle and Kensington proposed business combination to build U.S. domestic critical metals and rare earths capacity

Kensington has identified Nth Cycle as a unique and compelling investment opportunity that has developed and is commercializing a breakthrough modular electroextraction refining platform that will enable the future of the U.S. domestic critical metals supply chain.

OVERVIEW

**$230M**

### Sponsor + Target Overview

1. Nth Cycle: U.S. company pioneering one of the **fastest, cleanest, and most capital-efficient modular technology platforms** for refining critical metals
2. KCAC.U: SPAC with **$230M cash held in trust** and management team + board of directors with value added industrial experience and business relationships

CAPITAL STRUCTURE

**$100M**

Targeted PIPE Size with $40M committed

### Capital Structure

1. Nth Cycle shareholders rolling over **100% of equity**
2. **$40M common stock PIPE committed** from new and existing investors; targeting $100M at closing
3. Kensington sponsor promote: **75% contingent** on trust retention and post-deSPAC performance
4. 100% of proceeds **retained in business** for growth capex

VALUATION

**$585M**

### Valuation and Cash Position[1]

1. Pro forma enterprise value of $585M
2. $310M pro forma cash to fund business growth
3. Attractive entry relative to critical material peer group

(1) Assumes no redemptions

Copyright ©2026 Nth Cycle

04
Introduction
Leadership
Confidential and Proprietary

# Leadership and today's presenters

Founder-led, with deep industrial tech commercialization experience.



## Megan O'Connor, PhD
Co-Founder and
Chief Executive Officer

**14+ Years Experience**

- Led Nth Cycle from lab to commercial scale; **raised $90M+**
- **PhD** in Environmental Engineering, Duke University; Researcher at Yale University
- **TIME 100 Climate Leaders 2025,** Bloomberg NEF Pioneer, INC 500 Female Founders, Forbes 30 Under 30



## Raffi Freeman
Chief Financial Officer

**15+ Years Experience**

- Broad experience in industrial tech commercialization as founder, investor, operator, advisor
- **Raised >$650M in institutional capital and led/participated in multiple public markets listings**
- **Venture Partner** at Clean Energy Ventures; former VP Business at Ouster (NASDAQ: OUST)

Copyright ©2026 Nth Cycle

05

Introduction
Nth Cycle At A Glance

Confidential and Proprietary

## Overview

FOUNDED
2017

HEADQUATERS
Burlington, MA

MULTIPLE BUSINESS MODELS
**Licensing & Equipment Sale**
**Tolling Independent Refining**

METALS & MATERIALS VALIDATED WITH PLATFORM
12

FUNDING TO DATE
$92M

PATENTS
3 Families

## Nth Cycle is a pure-play critical minerals refining company

# 3
Active metals verticals and growing

Rare Earths [Nd] [Pr] [+] | Copper [Cu] | Nickel [Ni], Cobalt [Co], Lithium [Li]



Proprietary OYSTER® Platform

Modular, Cheaper, Faster, Cleaner


3,400+ Hours
Successful operations of Ohio demonstration plant
>99% Recovery
>98% Purity

# $500M+
Pipeline of Government Funding Opportunities

Grants, Loans & Equity Across Multiple Metals

# $1.1B
Binding Product Offtake[1]

Trafigura
10-year take-or-pay binding term sheet

# 2
Signed Rare Earth Joint Development and Commercial License Binding Term Sheets

ionic rare earths | *Confidential Leading Industry Player*

Strong Investor Base

MassMutual | Clean Energy Ventures | Volo Earth | Energy | equinor | Caterpillar | HSBC | Autodesk

Expanding to 2 locations with world-class partners

Rockwell Automation | Fluor

(1) Projected value, assumes 90% payabilities on Nickel and Cobalt MHP and 100% on Lithium Carbonate – prices and payabilities based on management estimates of FastMarkets 10-year Forecast, $1.1B dollar value assumes base case and uses 2034 $/kg for years 2035-2038, as forecast ends in 2034

Copyright ©2026 Nth Cycle

06
Opportunity
Why Refining Matters
Confidential and Proprietary

# Critical minerals: the new oil

Just as petroleum defined 20th-century economic and geopolitical power, critical minerals are the defining resources of the 21st century.


The largest bottleneck to onshoring these supply chains is refining

**85%** of critical mineral refining is controlled by China. A tighter grip than OPEC ever had on oil.

Source: Nkumane, "Critical Minerals are the New Oil and Gold," Global Policy Journal (Oct. 2025)

Copyright ©2026 Nth Cycle.

07

Opportunity
Government Action

Confidential and Proprietary

# The US is acting decisively to gain mineral independence

Domestic Policy and capital are aligned to break China's grip on critical minerals refining.

**Policy framework has been set**

"Focusing the efforts of the U.S. government [...] upon standing up processing, refining, and metallurgical capacity must be a priority if we are going to succeed in reducing our reliance on China for critical minerals."

SENATOR MARCO RUBIO (R-FLA.) & BIPARTISAN COLLEAGUES IN A CALL FOR ACTION TO SECURE SUPPLY CHAINS AND REDUCE U.S. RELIANCE ON CHINA
NOVEMBER 2023


PRESIDENTIAL ACTIONS
Immediate Measures to Increase American Mineral Production
Executive Orders
March 20, 2025


PRESIDENTIAL ACTIONS
ADJUSTING IMPORTS OF PROCESSED CRITICAL MINERALS AND THEIR DERIVATIVE PRODUCTS INTO THE UNITED STATES
Proclamations
January 14, 2026

+

**Significant pipeline of US govt. funding opportunities**

**$100B** — **Office of Strategic Capital — Department of War**
Lending authority covering critical minerals and related industrial base investments[1]

**$5B** — **Industrial Base Fund (IBF) – Department of War**
Specifically for investments in critical mineral supply chains

**$12B** — **Project Vault — US Strategic Critical Minerals Reserve**
EXIM-led public-private partnership (Feb 2026); largest single EXIM commitment in 92-year history[2]

**Now: Execution is everything**

(1) Office of Strategic Capital, established under One Big Beautiful Bill Act (July 2025); (2) EXIM-led public-private partnership, announced February 2026.

Copyright ©2026 Nth Cycle

08
Opportunity
Traditional Refining
Confidential and Proprietary

Traditional refining is difficult to build in the West

Expensive	Slow	Hard to Permit	Large and Inflexible



Pipes coming from a rare earth smelting plant spew polluted water into a vast tailings dam near Xinguang Village, located on the outskirts of the city of Baotou in China's Inner Mongolia Autonomous Region. October 31, 2010. REUTERS/David Gray

Copyright ©2026 Nth Cycle.

09

Solution
Nth Cycle Refining

Confidential and Proprietary

# Nth Cycle has created a modular refining platform

## The key to unlocking critical mineral supply chains in the West.


AP

| | Cheaper | Faster | Cleaner | Modular |
|---|---|---|---|---|
| | CAPITAL INTENSITY[1,2] | TIME TO PERMIT AND CONSTRUCT[2] | ENVIRONMENTAL CONSIDERATIONS | MINIMUM VIABLE CAPACITY; LOCATION |
| Hydrometallurgy | Approx $27,000 / tonne<br>$650M - $1B / project | 4-5 years or more | Large amounts of acidic & alkali waste | Difficult to scale-down, generally >40 ktpy capacity<br>Large dedicated facility |
| Nth Cycle Electro-Extraction | Up to 70% lower capital intensity<br>~$8,333 / tonne<br>~$50-60M / single module | As little as 24 months[3] | Up to 75% less waste due to in-situ chemical production, regeneration, and waste recycling[2] | Modular, from 6 ktpy capacity<br>Can be co-located |

(1) Estimated 24,000tpy Nth Cycle black mass plant capital intensity of $8,333/tonne vs. critical materials peers' estimates at $28,500/tonne (Li-Cycle) and $24,000/tonne (Ascend); (2) reflects management estimates; (3) assumes 1-2 modules

Copyright ©2026 Nth Cycle.

10

Solution
The OYSTER®

Confidential and Proprietary

# Electroextraction and the OYSTER®


Feedstock
Product

| 1. Pre-Processing Part 1 | 2. Pre-Processing Part 2 | 3. The OYSTER® | 4. Post-Processing |
|---|---|---|---|
| Metals dissolved from solid feedstock into an aqueous solution. | By-products and impurities taken out. | Electro-extraction combines three processing steps into one single architecture to deliver distinct advantages. These cells generate the chemicals needed for metal recovery and regenerates/recycles them back to step 1 reducing logistics, permitting, cost and size. | Product filtered and dried to partner specification. |

## Patents & Applications[1]

**NTH CYCLE**

U.S. Patent No. 12,404,596 (Sept 2025)
Australian Patent No. 2022286951 (Sept 2025)
Canadian Patent No. 3,170,097 (Oct 2025)

**Electrochemical metal deposition system & method**

Related patent applications pending in Australia, Brazil, Canada, Chile, European Patent Office, India, Israel, Japan, Mexico, Morocco, New Zealand, Qatar, Singapore, South Africa, South Korea, and United States.

**YALE**

U.S. Patent No. 11,103,878 (Aug 2021)
U.S. Patent No. 12,208,399 (Jan 2025)

**Electrochemical separation & recovery of metals**

Exclusive license

**HARVARD**

U.S. Patent No. 9,827,517 (Nov 2017)

**Electrochemical carbon nanotube filter and method**

Exclusive license

NOTE: Above diagram is one example of Electroextraction & OYSTER process; (1) Includes exclusive licenses

Copyright ©2026 Nth Cycle.

11

Solution
Facility

Confidential and Proprietary

Commercial Demonstration Facility

3,400+ hours
Runtime

98%
Product purity

>99%
Recovery

Fairfield, OH



Permitted and built in less than 18 months



Nickel Product

Copyright ©2026 Nth Cycle.

12

Solution
Flexibility

Confidential and Proprietary

# Nth Cycle can process a range of strategic minerals

**Current Focus**


Rare Earths


Copper

**Future Expansion**


Platinum


Palladium


Rhodium


Ruthenium


Iridium


Osmium


Gold


Silver

Rare earths, Nickel, Cobalt, Lithium, and Copper form the foundation today, with anticipated expansion into precious/platinum group and other strategic metals.

12 metals and materials validated using platform: Nd, Pr, Sm, Dy, Li, Ti, V, Mn, Co, Ni, Cu, Au + graphite

Copyright ©2026 Nth Cycle.

13
Solution
Metals Market Opportunity
Confidential and Proprietary

# Pursuing a trillion-dollar metals market opportunity

Demand rising across rare earths, nickel, cobalt, lithium, and copper compounding with electrification, defense, and AI build-outs.


Rare Earth Elements
Market Size $B
$70B
$60B
$50B
$$40B
$30B
$20B
$10B
10
68
2024
2040


Nickel, Cobalt, Lithium
Market Size $B
[Li] Lithium
[Co] Cobalt
[Ni] Nickel
$300B
$250B
$200B
$150B
$100B
$50B
82
148
289
2024
2030
2040


Copper
Market Size $B
[Cu] Copper
$600B
$500B
$400B
$300B
$200B
$100B
248
336
432
2024
2030
2040


Precious and Platinum Group Metals
Market Size $B
[Au] Gold
[Ag] Silver
Others:
[PD] Palladium
[Pt] Platinum
[Os] Osmium
[Ir] Iridium
[Rh] Rhodium
[Ru] Ruthenium
$1,000B
$750B
$500B
$250B
434
970
2024
2040









Sources: Based on management estimates and third-party sources.
Copyright ©2026 Nth Cycle.

14

Solution
Revenue Models

Confidential and Proprietary

# Multiple business models intended to balance value capture, risk, & time-to-revenue

These business models are being pursued across each of the verticals, with a diversified set of market and economic exposures.

## Licensing & Equipment Sale

Monetize OYSTER platform in 3rd-party owned projects

Positioned to accelerate time-to-revenue through upfront fees and equipment revenues during construction, plus ongoing royalties during operation.

Nth Cycle

- **License**
- **Equipment**
- **Services**

- **Upfront fees**
- **Equipment revenue**
- **Ongoing royalties**
- **Service revenue**

3rd-Party Owner/Operator

## Tolling

Refining-as-a-service

- Captive plant for tolling partner.
- Refine partner's feedstock for a per-tonne service fee in a facility operated by Nth Cycle, & deliver output to partner.
- Predictable processing margin.
- Can be fully owned or project financed with licensing & equipment sale + carry equity.

Tolling Partner

**Feedstock**

**Refined output**

Nth Cycle

## Independent Refining

Primary revenue stream

- Refine critical minerals at Nth Cycle facilities under long-term binding take-or-pay feedstock agreements and offtakes (different parties).
- Can be fully owned or project financed with licensing & equipment sale + carry equity.
- Has highest level of economic participation.

Feedstock Supplier

**Feedstock**

Nth Cycle

**Refined output**

Offtake Buyer

Copyright ©2026 Nth Cycle

15

Progress
Milestones

Confidential and Proprietary

# Commercial and project milestones across our business streams

Binding commitments across rare earths and Nickel, Cobalt, Lithium; anchored by a $1.1B 10-year offtake[1]

## Rare Earths

SIGNED - MARCH 2026
BINDING JOINT DEVELOPMENT AND LICENSING TERM SHEET

### Ionic Rare Earths

ionic rare earths

**US + EU**
**First Rare Earth Elements (REE) pathway that bypasses China for refining and oxalic acid[2]**

SIGNED - MARCH 2026
BINDING JOINT DEVELOPMENT AGREEMENT TERM SHEET

### Confidential REE project

**Second rare earth opportunity; joint development structure with a leading industry partner**

## Nickel, Cobalt, Lithium, & Graphite

SIGNED - MARCH 2026

### $1.1B, 10-yr take-or-pay binding offtake[1]

**Nth Cycle Announces Landmark $1.1 Billion Offtake Agreement with Trafigura, Expands Operations in U.S. and Europe**



IN DEVELOPMENT

### United States - Southeast

**Independent Refiner**



IN DEVELOPMENT

### European Union - Western Europe

**Independent Refiner**



(1) Projected value, assumes 90% payabilities on Nickel and Cobalt MHP and 100% on Lithium Carbonate prices and payabilities based on management estimates of FastMarkets 10-year Forecast, $1.1B dollar value assumes base case and uses 2034 $/kg for years 2035-2038; (2) First Western pathway to fully bypass China-controlled processing for both refining and oxalic acid production

Copyright ©2026 Nth Cycle

16

Progress
Global Deployments

Confidential and Proprietary

# Nth Cycle platform and technology expanding to global deployments

● Achieved ○ Planned / Target

| Founding & IP | Validation | Commercial Scaling |
|---|---|---|

Nth Cycle

| 2017
Company Founded

| 2019 - 2023
Oyster Process Piloted





| 2023
Burlington HQ opened

| 2024 - 2026
Commercial Demonstration Facility




INDO-PACIFIC DEAL
ANNOUNCEMENTS

| 2026
Trafigura Binding Offtake
Signed at IPEM alongside Secretary Burgum and John Jovanovic, US EXIM

| Q1 2026
2x Rare Earth Platform Commercial Agreements





| Expected in 2027
Rare Earths Deployment

| Expected in 2029
Nickel, Cobalt, Lithium Deployment #1





| Expected in 2029
Nickel, Cobalt, Lithium Deployment #2

Copyright ©2026 Nth Cycle

17

Progress
US Government Funding

Confidential and Proprietary

# $500M+

requested

- $203M EXIM LOI approved[1]
- First awards and funding commitments expected within 12 months[1]
- Federal debt, equity, and grants, if deployed, would reduce TopCo capital needed per project
- Potential export controls and price support, if enacted, could reinforce margins

Select Policy Engagements

| Agency | Request for Public Comment | Recommendation |
|---|---|---|
| **US Dept Commerce** | 232 Investigation | Phased in export controls, domestic sale requirements, and price floors |
| **Office of the U.S. Trade Representative** | Design of a Plurilateral Agreement on Trade in Critical Minerals | Phased in export controls, domestic sale requirements, and price floors |

# Significant funding opportunities; >$500 million in potential grant, equity, and loan funding with US Government

Nth Cycle is engaged with multiple government agencies for potential funding

| Agency/Dept. | Funding Opportunity |
|---|---|
| **DOE (CMEI)** | **Grant** |
| **EXIM Bank** | **Loan** |
| **Dept. of War** | **OSC (Loan) / DIBC (Grant + Equity)** |
| **Dept. of Commerce (CHIPS)** | **Equity** |

(1) Nth Cycle makes no representations that it will be awarded any of this funding

Copyright ©2026 Nth Cycle

18
Leadership
Nth Cycle
Confidential and Proprietary

# Leadership team



## Megan O'Connor, PhD
Co-Founder and CEO

14+ Years Experience

Led Nth Cycle from lab to commercial scale; >$90M raised. Forbes 30 Under 30, BNEF Pioneer, GRIST 50, TIME 100 Most Influential Climate leaders 2025. INC 500 Female Founders. PhD in Environmental Engineering (Duke).

Duke University · TIME100 Climate · Bloomberg New Energy Pioneers · Yale · Inc. Female500 Founders · Forbes 30 Under 30



## Raffi Freeman
Chief Financial Officer

15+ Years Experience

Extensive experience as a founder, investor, operator, and advisor in industrial technology commercialization. Raised >$650M in institutional capital and led/participated in multiple public markets listings. Venture Partner at Clean Energy Ventures. Former VP Business, Ouster (NASDAQ: OUST).

McKinsey & Company · Ouster · Flagship Pioneering · Clean Energy Ventures · Stanford University



## Chad D. Vecitis, PhD
Co-Founder and Chief Scientist

20+ Years Experience

100+ peer-reviewed publications and multiple patents; inventor of Nth Cycle core technology. Former Professor in the School of Engineering & Applied Sciences at Harvard University. PhD in Chemistry.

Harvard University · Yale · Caltech

Copyright ©2026 Nth Cycle

19

Leadership
Nth Cycle

Confidential and Proprietary

# Leadership team



## Gabi Knesel, PhD
Chief Technology Officer

14+ Years Experience

Extensive experience in mining & metals operations and hydrometallurgical process innovation. Commercialization of industrial technologies; multiple patents; mining advisor for AstroForge. PhD in Geochemistry.



## Frank Fuselier
General Counsel

30+ Years Experience

Former General Counsel for Fluence Energy, Redball Energy, Gamesa North America, and Gateway Energy Services. J.D. from Columbia University, with a B.A. and M.A. from Villanova University.



## Guillermo Espiga
Head of Project Development

25+ Years Experience

Experienced professional in energy and water infrastructure project development. Leadership positions in successful development companies such as InterGen and Poseidon Water. Has executed projects in excess of $5bn.

Copyright ©2026 Nth Cycle

20
Leadership
Nth Cycle
Confidential and Proprietary

# Leadership team



## Brandon Heffinger
Head of Commercial

19+ Years Experience

Former CCO at NET Power (employee #2), led commercial through 2023 NYSE listing; built pipeline for 160+ utility-scale plants via Baker Hughes. M&A attorney at Smith Anderson + Alston & Bird. Major, USMC (Reserve), 18 yrs.



## Sakina Evans
VP, People

25+ Years Experience

Former VP of People at Bose Corporate, spanning a 21-year career at the company. Currently on the Board of Advisors for the Women's Foundation of Boston. BSc in Psychology from University of Toronto.



## Desirée Plata, PhD
Co-founder & Science Advisor

17+ Years Experience

Distinguished Climate and Energy Professor & Associate Dean of Engineering at MIT. 100+ peer-reviewed publications and multiple US patents. NSF CAREER Award; 2x NAE Frontiers Fellow; 2x NAS Kavli Fellow. PhD, MIT/WHOI.

Copyright ©2026 Nth Cycle

21
Overview
Transaction
Confidential and Proprietary

# Transaction Overview

## Assumes $100M PIPE with $40M Currently Committed

In Millions

| Sources | |
|---|---|
| Nth Cycle Rollover | $507 |
| KCAC Cash Held in Trust | $230 |
| PIPE Investment | $100 |
| **Total Sources** | **$837** |

| Uses | |
|---|---|
| Nth Cycle Rollover | $507 |
| Cash to Balance Sheet | $308 |
| Estimated Transaction Expenses | $22 |
| **Total Uses** | **$837** |

| Pro Forma Valuation | |
|---|---|
| Share Price | $10.00 |
| PF Shares Outstanding | 88.6 |
| **Equity Value** | **$886** |
| (+) Debt | $7 |
| (-) Cash | ($308) |
| **Enterprise Value** | **$585** |

**Illustrative Pro Forma Valuation[1]**


57.2%
26.0%
11.3%
5.6%
Nth Cycle Rollover Equity, 50.7 | 57.2%
KCAC Public Shareholders, 23.0 | 26.0%
PIPE Shares, 10.0 | 11.3%
KCAC Sponsors, 4.93 | 5.6%

Note: All amounts in millions (except for share price); Assumes no redemptions from Kensington's existing public shareholders. Assumes a $100 million total PIPE investment with shares issued at a price of $10.00. Excludes impact of Kensington's warrants (public and private); (1) Represents economic interest at close, 2,464,285 shares of Sponsor's ownership at close is directly tied to retention levels, excludes unvested Sponsor Promote shares and Seller incentive shares based on performance (Seller entitled to receive up to 20,000,000 shares as per contingent milestones and Sponsor entitled to vest 4,928,571 shares at $18.00 per share)

Copyright ©2026 Nth Cycle

22
Overview
Critical Material Peers Performance
Confidential and Proprietary

# Critical Materials Market Performance

Nth Cycle enters a peer set where comparable platforms have compounded 7–8x post-listing.

### Nth Cycle Differentiators

- Pure-play critical minerals refining company
- Secure take-or-pay offtake agreement
- Demonstrated 3,400+ operating hours
- In-situ reagent production eliminating imports
- Proprietary technology with multi-metal extraction capability
- Estimated 70% lower capex and profitable at smaller scale

| | Nth Cycle | MP Materials | USA Rare Earth |
|---|---|---|---|
| Exchange | NYSE | NYSE | Nasdaq |
| Share Price | | $58.26 | $23.02 |
| Market Cap ($M) (at close and current) | $886[1] | Nov 20: $1,473; Jun 26: $10,372 (7.0X ▲) | Mar 25: $950; Jun 26: $5,261 (5.5X ▲) |
| Public Investors | | State Street, BlackRock, Vanguard, VanEck, Invesco, Morgan Stanley, DE Shaw & Co, T. Rowe Price, Fidelity | State Street, BlackRock, Vanguard, Alyeska, Bayshore Capital Inc., Geode, Bernstein, Capital Group, T. Rowe Price |

Source: Bloomberg, Pitchbook - Market data as of 6/15/2026; (1) Pro forma equity value at De-SPAC close, based on assumptions described in slide 20

Copyright ©2026 Nth Cycle

23

Kensington Capital
SPAC

Confidential and Proprietary

# Kensington Capital Acquisition Corp. VI

NYSE-listed (KCAC.U) Special Purpose Acquisition Company ("SPAC") with $230 million in trust for the purpose of combining with high-growth sectors, including defense, energy and artificial intelligence ("AI").

## Proven History

Track record of creating shareholder value.

## Leadership Capabilities

Management and board with extensive public company experience and operating capabilities to support engineering, partnerships, supply chain and manufacturing scale.

## Industry Expertise

Relevant automotive and industrial experience to optimize program launches and capital deployment while facilitating commercial relationships.

## Management



**Justin Mirro**
Chairman & Chief Executive Officer

35 Years of Experience

Operating, M&A, and financing experience in the automotive and automotive-related sector

President of Kensington Capital Partners



**Dieter Zetsche**
Vice Chairman & President

45 Years of Experience

Development, engineering and management experience within the automotive sector

Former CEO of Daimler



**Bob Remenar**
Chief Operating Officer

40 Years of Experience

Operational, manufacturing and management experience within the automotive sector

Former CEO of Nexteer Automotive and Chassix



**Simon Boag**
Chief Technology Officer

35 Years of Experience

Leadership, manufacturing, operational and technological experience with automotive supply chains

Former President of Mopar and EVP of Chrysler Purchasing



**Dan Huber**
Chief Financial Officer

25 Years of Experience

Investment banking, consulting, business development and operational management experience

Former U.S. Surface Warfare Officer (Nuclear) in the U.S. Navy

## Board Members



**Bill Kassling**
Former Chief Executive Officer of Wabtec



**Mitch Quain**
Investor and Board Member of Multiple Public Companies



**Anders Pettersson**
Former Chief Executive Officer of Thule Group



**Don Runkle**
Former Chairman and CEO of Multiple Automotive Businesses



**Matt Simoncini**
Former Chief Executive Officer of Lear Corporation

Copyright ©2026 Nth Cycle